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                                                                     EXHIBIT 4.1

               INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA

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   NUMBER                                                             SHARES
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                                                           CUSIP NO. 00754V 10 9

                        ADVANCED OPTICS ELECTRONICS, INC.
          150,000,000 AUTHORIZED SHARES  $.001 PAR VALUE  NON-ASSESSABLE


THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

SHARES OF ADVANCED OPTICS ELECTRONICS INC. COMMON STOCK TRANSFERABLE ON THE BOOKS OF THE CORPORATION IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED. THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE TRANSFER AGENT AND REGISTERED BY THE REGISTRAR.

WITNESS THE FACSIMILE SEAL OF THE CORPORATION AND THE FACSIMILE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:                                            COUNTERSIGNED AND REGISTERED
                                                  OTR, INC.
                                                  317 S.W Alder Street #1120
                                                  Portland, OR  97204

                                                  By

                                                        AUTHORIZED SIGNATURE




                                     (SEAL)


/s/  LESLIE ROBINS                                   /s/ MICHAEL H. PETE
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       SECRETARY                                             PRESIDENT







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     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common            UNIF GIFT MIN ACT -_____Custodian____

TEN ENT - as tenants by the entireties                      (Cust)       (Minor)

JT TEN  - as joint tenants with right          under the Uniform Gifts to Minors
          of survivorship and not as           Act______________
          tenants in common                         (State)

              Additional abbreviations may also be used though not in the above list.

For value received________________________ hereby sell, assign and transfer unto

         PLEASE INSERT SOCIAL SECURITY OR  OTHER
         IDENTIFYING NUMBER OF ASSIGNEE

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                PLEASE PRINT OR TYPE NAME AND ADDRESS OF ASSIGNEE

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________________________________________________________________________ Shares


of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint __________________________________ Attorney to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated
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